UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2023 (September 29, 2023)

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNEQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on February 13, 2023, Sorrento Therapeutics, Inc. (“Sorrento” or the “Company”) and its wholly owned direct subsidiary, Scintilla Pharmaceuticals, Inc. (together with the Company, the “Debtors”), commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors’ Chapter 11 proceedings are jointly administered under the caption In re Sorrento Therapeutics, Inc., et al., Case Number 23-90085 (DRJ) (the “Chapter 11 Cases”). The Debtors continue to operate their business in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, and as stated in the final order of the Bankruptcy Court on April 14, 2023, the Debtors have been conducting a dual-track (i) financing process for the potential raising of debt, equity or hybrid financing or consummation of a restructuring transaction through a chapter 11 plan of reorganization and (ii) marketing process for the sale or disposition of all or any portion of the Debtors’ assets under section 363 of the Bankruptcy Code, including (x) the Debtors’ equity interests in its non-debtor subsidiaries and (y) the Debtors’ other assets.

On June 12, 2023, the Bankrutpcy Court entered the Order Approving Procedures for De Minimis Asset Transactions (the “De Minimis Sale Order”) authorizing the Debtors to sell or transfer de minimis assets outside the ordinary course of business, without further Bankruptcy Court order, if such sale or transfer has a total transaction value less than or equal to $10 million and is in accordance with the procedures set forth in the De Minimis Sale Order.

On September 29, 2023, Sorrento and Dr. Robert J. Hariri, M.D., Ph. D., (“Purchaser”) entered into that certain Stock Purchase Agreement (the “SPA”) pursuant to which the Purchaser agreed (i) to acquire on the date of the signing of the SPA, 9,064,539 shares of Class A common stock (“Celularity Common Shares”) of Celularity Inc. (“Celularity”), a Delaware corporation, for an aggregate amount in cash equal to $1.5 million, payable on such initial closing date, and (ii) to acquire, no later than October 4, 2023, the remaining 11,357,585 Celularity Common Shares owned by Sorrento for an aggregate amount in cash equal to seventy percent of the 5-Day VWAP of the Celularity Common Shares calculated as of such subsequent closing date. The sale of the Celularity Common Shares (the “Celularity Sale”) is being effectuated pursuant to the De Minimis Sale Order and the Debtors intend to file a notice with the Bankruptcy Court within five days of the closing of the Celularity Sale.

The SPA contains customary representations and warranties and covenants. Sorrento also agreed in the Celularity SPA to assign to Purchaser its rights with respect to such Celularity Common Shares pursuant to that certain Amended and Restated Registration Rights Agreement dated as of July 16, 2021 by and among Celularity and the shareholders of Celularity listed therein.

Pursuant to the terms of the SPA, the Purchaser paid Sorrento $1.5 million on September 29, 2023. The Purchaser failed to satisfy its obligations pursuant to the SPA on October 4, 2023, by failing to pay the $1.8 million due on such date. Since such time, the Purchaser has paid Sorrento $1.0 million on October 5, 2023, as consideration for the transfer of 6,307,158 Celularity Common Shares. Sorrento expects that the Purchaser will pay the remaining $0.8 million payable to Sorrento pursuant to the SPA on October 10, 2023, and that the remaining 5,050,427 Celularity Common Shares to be sold pursuant to the SPA will be settled on such date.

The foregoing summary of the SPA is qualified in its entirety by reference to the full text of such agreement. A copy of the SPA is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements include statements regarding the expected timing for the funding by the Purchaser of the remaining purchase price due to Sorrento pursuant to the SPA and the settlement of the remaining Celularity Common Shares to be sold pursuant to the SPA. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including risks associated with the willingness and ability of the Purchaser to fund the remaining purchase price due to Sorrento pursuant to the SPA and any legal remedies available to Sorrento if the Purchaser does not fund; the Company’s ability to use any proceeds from the sale of the Celularity Common Shares efficiently in support of its business; the Company’s ability to obtain exit financing and to pursue a plan of reorganization and exit the Chapter 11 Cases; and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Stock Purchase Agreement, dated September 29, 2023, between Dr. Robert J. Hariri, M.D., Ph. D., and Sorrento Therapeutics, Inc.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: October 5, 2023	By:	/s/ Mohsin Y. Meghji
Name: Mohsin Y. Meghji
Title: Chief Restructuring Officer